EXHIBIT 32.2

                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                  In connection with the Annual Report of Falcon Ridge Development, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Karen Y. Duran, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ Karen Y. Duran
                                               --------------------------------
                                               Name:    Karen Y. Duran
                                               Title:   Chief Financial Officer
                                               Date:    May 2, 2006